Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitment and Contingencies
Legal Matters
The Company is periodically involved in litigation and various legal matters that arise in the normal course of business. Such matters are subject to many uncertainties and outcomes which are not predictable. At the current time, the Company does not believe that any legal matters could have a material adverse effect on its financial position or future results of operations and therefore has not recorded any reserves in relation thereto as of December 31, 2022 and 2021.
Capital Commitments
The Company is currently under contract with Daewoo Shipbuilding and Marine Engineering for the construction of two next-generation offshore WTIVs. The aggregate contract price is approximately $654.7 million, of which $98.5 million has been paid. The vessels are expected to be delivered in the fourth quarter of 2024 and second quarter of 2025. At December 31, 2022, the estimated future payment dates and amounts are as follows (dollars in thousands):

	DSME1	DSME2
2023	$66,072	$32,441
2024	198,218	64,881
2025	—	194,644
	$264,290	$291,966
Debt
See Note 12, Debt, to the consolidated financial statements for a schedule of debt and financing obligation payments as of December 31, 2022.
Performance Bonds
Under certain circumstances, the Company issues either advance payment or performance bonds upon signing a wind turbine installation contract. An advance payment bond protects the money being advanced to the Company by the client at the start of the project. The bond will protect the client for the full advanced amount should Seajacks default on the agreement. A performance bond can be issued to the client as a guarantee against the Company meeting the obligations specified in the contract. At December 31, 2022 and 2021, there were approximately $14.0 million and $31.6 million of bonds issued, respectfully. At December 31, 2022, the Company had a restricted cash of $7.3 million, which served as cash collateral on certain of the performance bonds issued.
Other
There are no material post-employment benefits for our executive officers or directors. By law, our employees in Monaco are entitled to a one-time payment of up to two months’ salary upon retirement if they meet certain minimum service requirements. As of December 31, 2022, the Company’s contractual obligations and commitments consisted principally of debt repayments and future minimum purchases under non-cancelable purchase agreements.